                                                                    EXHIBIT 10.i


SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

POLICY

PERFORMANCE INCENTIVE PLANS ARE DEVELOPED AND ADMINISTERED TO PROVIDE APPROPRIATE LEVELS OF INCENTIVE AND REWARD FOR IDENTIFIED PARTICIPANTS TO MEET OR EXCEED ANNUAL PROFIT PLANS. PERFORMANCE INCENTIVES ARE A KEY ELEMENT IN HUFFY'S TOTAL COMPENSATION PROGRAMS WHICH ARE ESSENTIAL TO ATTRACTING, DEVELOPING AND RETAINING THE RIGHT TALENT FOR THE SUCCESS OF THE CORPORATION.

PAYMENTS WILL GENERALLY BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, PERFORMANCE MEASURED AGAINST INDIVIDUAL OBJECTIVES.

SUBJECT TO THE AUTHORITY OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AS TO DISCRETIONARY AWARDS AS MAY BE RECOMMENDED BY THE HUFFY CORPORATION CHAIRMAN, PRESIDENT AND C.E.O., NO INCENTIVE PAYMENTS WILL BE MADE TO ANY PLAN PARTICIPANTS UNLESS THE CORPORATION AS A WHOLE HAS INCOME FROM CONTINUING OPERATIONS.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

I.       BASIS AND LEVEL OF FINANCIAL AWARDS
        (SEE SECTION 1.H. FOR GEN-X SPORTS GROUP)

                                          FINANCIAL INCENTIVE OPPORTUNITY
                                            AS A % OF ACTUAL BASE SALARY
                                          -------------------------------
                                          THRESH       TARGET        MAX
                                          ------       ------      -----
A. CHAIRMAN
   Corporate E.P.S. vs. PP                 11.38%       45.50%      91.00%
   Corporate Working Capital vs. PP         2.43%        9.75%      19.50%
   Cash Flow vs. PP                         2.44%        9.75%      19.50%
                                          ------       ------      ------
                                           16.25%       65.00%     130.00%
B. OTHER CORPORATE OFFICERS, V.P. HUMAN
   RESOURCES
   Corporate E.P.S. vs. PP
   Corporate Working Capital vs. PP         4.25%       17.00%      34.00%
   Cash Flow vs. PP                          .87%        3.50%       7.00%
                                             .88%        3.50%       7.00%
                                          ------       ------      ------
                                            6.00%       24.00%      48.00%

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

                                                        THRESH   TARGET    MAX
                                                        ------   ------   -----
C. GROUP PRESIDENT - HUFFY SPORTS GROUP
   Group EBIT vs. PP                                    10.25%   20.50%   41.00%
   Group Working Capital vs. PP                          2.12%    4.25%    8.50%
   Group Cash Flow vs. PP                                2.13%    4.25%    8.50%
                                                        -----    -----    -----
                                                        14.50%   29.00%   58.00%

D. HBC, HSF, HSC PRESIDENTS
   Huffy Company EBIT vs. PP                             8.50%   17.00%   34.00%
   Huffy Company Working Capital vs. PP                  1.75%    3.50%    7.00%
   Huffy Company Cash Flow vs. PP                        1.75%    3.50%    7.00%
                                                        -----    -----    -----
                                                        12.00%   24.00%   48.00%

E. HBC, HSC, HSF (EXCLUDING CRS) STAFFS
   Huffy Company EBIT vs. PP                             7.00%   14.00%   28.00%
   Huffy Company Working Capital vs. PP                  1.50%    3.00%    6.00%
   Huffy Company Cash Flow vs. PP                        1.50%    3.00%    6.00%
                                                        -----    -----    -----
                                                        10.00%   20.00%   40.00%
   NOTE: (Includes HBC Director Finance)
         (See Section IV.F, V.P. & Group Controller)

F. CORPORATE, HRC

   1. Staff Positions
      Corporate E.P.S. vs. PP                            3.50%   14.00%   28.00%
      Corporate Working Capital vs. PP                    .75%    3.00%    6.00%
      Corporate Cash Flow vs. PP                          .75%    3.00%    6.00%
                                                        -----    -----    -----
                                                         5.00%   20.00%   40.00%
      NOTE: (See Section IV.F., V.P. &
            Group Controller)

   2. Other Corporate, HRC Salaried

      EXEMPT POSITIONS
      Corporate E.P.S. vs. PP                            1.75%    7.00%   14.00%
      Corporate Working Capital vs. PP                    .37%    1.50%    3.00%
      Cash Flow vs. PP                                    .38%    1.50%    3.00%
                                                        -----    -----    -----
                                                         2.50%   10.00%   20.00%
      NOTE: (See Section IV.H., HBC Employee Health &
            Welfare Manager)

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

                                                        THRESH   TARGET    MAX
                                                        ------   ------   -----
      NON-EXEMPT POSITIONS
      Corporate E.P.S. vs. PP                             .88%    3.50%    7.00%
      Corporate Working Capital vs. PP                    .18%     .75%    1.50%
      Cash Flow vs. PP                                    .19%     .75%    1.50%
                                                        -----    -----    -----
                                                         1.25%    5.00%   10.00%

   3. Director Licensing - Huffy Corporation

      Note: Objectives established per V.E, 1 - 4
      Results approved by President Golf, Global
      Licensing  and Corporate Marketing; Chairman,
      President and CEO.  Incentive paid in
      accordance with V.6.A

   4. Company Specific Exempt
      Huffy Company EBIT vs. PP                          3.50%    7.00%   14.00%
      Huffy Company Working Capital vs. PP                .75%    1.50%    3.00%
      Huffy Company Cash Flow vs. PP                      .75%    1.50%    3.00%
                                                        -----    -----    -----
                                                         5.00%   10.00%   20.00%

   5. Company Specific Non-Exempt
      Huffy Company EBIT vs. PP                          1.75%    3.50%    7.00%
      Huffy Company Working Capital vs. PP                .37%     .75%    1.50%
      Huffy Company Cash Flow vs. PP                      .38%     .75%    1.50%
                                                        -----    -----    -----
                                                         2.50%    5.00%   10.00%

G. OTHER SALARIED

   NOTE: RELATED INCENTIVE PLANS (i.e. CRS, HSF SALES) EXIST FOR CERTAIN
         ADDITIONAL PERSONNEL. THE MOST CURRENT VERSION IS ON FILE WITH VP HUMAN
         RESOURCES, VP GENERAL COUNSEL & SECRETARY, VP FINANCE, CFO & TREASURER,
         AND COMPANY PRESIDENTS

   1. HBC, HSF (excluding CRS), HSC Exempt

      Huffy Company EBIT vs. PP                          3.50%    7.00%   14.00%
      Huffy Company Working Capital vs. PP                .75%    1.50%    3.00%
      Huffy Company Cash Flow vs. PP                      .75%    1.50%    3.00%
                                                        -----    -----    -----
                                                         5.00%   10.00%   20.00%

      NOTE: (See Section IV.H., HBC Employee Health &
            Welfare Manager)

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

                                                      THRESH   TARGET    MAX
                                                      ------   ------   -----
   2. Huffy Company Non-Exempt

      HBC, HSF (excluding CRS)
      Huffy Company EBIT vs. PP                        1.75%    3.50%    7.00%
      Huffy Company Working Capital vs. PP              .37%     .75%    1.50%
      HBC Cash Flow vs. PP                              .38%     .75%    1.50%
                                                      -----    -----    -----
                                                       2.50%    5.00%   10.00%
      HSC
      Huffy Company EBIT vs. PP                        1.40%    2.80%    5.60%
      Huffy Company Working Capital vs. PP              .30%     .60%    1.20%
      HSC Cash Flow vs. PP                              .30%     .60%    1.20%
                                                      -----    -----    -----
                                                       2.00%    4.00%    8.00%
H. GEN-X SPORTS, INC.

   1. Group President - Gen-X Sports Group
      Group EBIT vs. PP                                8.75%   17.50%   35.00%
      Group Working Capital vs. PP                     2.87%    5.75%   11.50%
      Group Cash Flow vs. PP                           2.88%    5.75%   11.50%
                                                      -----    -----    -----
                                                      14.50%   29.00%   58.00%

   2. President Golf, Global Licensing & Corp Mktg
      33% Divisional EBIT vs. PP                       4.00%    8.00%   16.00%
      21% Licensing EBIT vs. PP                        2.50%    5.00%   10.00%
      6% Gen-X EBIT vs. PP                             0.70%    1.40%    2.80%
      20% Gen-X Working Capital vs. PP                 2.40%    4.80%    9.60%
      20% Gen-X Cash Flow vs. PP                       2.40%    4.80%    9.60%
                                                      -----    -----    -----
                                                      12.00%   24.00%   48.00%

   3. Gen-X Leadership Staff
      60% Gen-X EBIT vs. PP                            6.00%   12.00%   24.00%
      20% Gen-X Working Capital vs. PP                 2.00%    4.00%    8.00%
      20% Gen-X Cash Flow vs. PP                       2.00%    4.00%    8.00%
                                                      -----    -----    -----
                                                      10.00%   20.00%   40.00%

   4. Gen-X Leadership Staff - Division Specific
      54% Division EBIT vs. PP                         5.40%   10.80%   21.60%
      6% Gen-X EBIT vs. PP                              .60%    1.20%    2.40%
      20% Gen-X Working Capital vs. PP                 2.00%    4.00%    8.00%
      20% Gen-X Cash Flow vs. PP                       2.00%    4.00%    8.00%
                                                      -----    -----    -----
                                                      10.00%   20.00%   40.00%

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

                                               THRESH   TARGET    MAX
                                               ------   ------   -----

5. Gen-X Management

   60% Gen-X EBIT vs. PP                        3.00%    6.00%   12.00%
   20% Gen-X Working Capital vs. PP             1.00%    2.00%    4.00%
   20% Gen-X Cash Flow vs. PP                   1.00%    2.00%    4.00%
                                               -----    -----    -----
                                                5.00%   10.00%   20.00%

6. Gen-X Management - Division Specific

   54% Divisional EBIT vs. PP                   2.70%    5.40%   10.80%
   6% Gen-X EBIT vs. PP                          .30%     .60%    1.20%
   20% Gen-X Working Capital vs. PP             1.00%    2.00%    4.00%
   20% Gen-X Cash Flow vs. PP                   1.00%    2.00%    4.00%
                                               -----    -----    -----
                                                5.00%   10.00%   20.00%

7. Gen-X Management Support

   60% Gen-X EBIT vs. PP                        1.50%    3.00%    6.00%
   20% Gen-X Working Capital vs. PP              .50%    1.00%    2.00%
   20% Gen-X Cash Flow vs. PP                    .50%    1.00%    2.00%
                                               -----    -----    -----
                                                2.50%    5.00%   10.00%

8. Gen-X Division and Corporate Support

   60% Gen-X EBIT vs. PP                         .75%    1.50%    3.00%
   20% Gen-X Working Capital vs. PP              .25%     .50%    1.00%
   20% Gen-X Cash Flow vs. PP                    .25%     .50%    1.00%
                                               -----    -----    -----
                                                1.25%    2.50%    5.00%

9. Gen-X Operational, Administrative Support

   60% Gen-X EBIT vs. PP                         .30%     .60%    1.20%
   20% Gen-X Working Capital vs. PP              .10%     .20%     .40%
   20% Gen-X Cash Flow vs. PP                    .10%     .20%     .40%
                                               -----    -----    -----
                                                 .50%    1.00%    2.00%

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

     10.  Other Guidelines
          a. Employees in Sections 2, 4, and 6 above who are eligible for Division Specific Incentive are subject to the following Divisional EBIT Qualifier:

               Criteria                      Divisional EBIT Eligibility
--------------------------------------  ---------------------------------------
Gen-X EBIT less than 75% of approved    None
Gen-X PP

Gen-X EBIT at least 75%, but less than  50% of Achieved Divisional EBIT Bonus
90% of approved Gen-X PP

Gen-X EBIT at least 90% or greater of   100% of achieved Divisional EBIT Bonus
approved Gen-X PP

          b. Position assignment to the Performance Incentive tiers outlined in Sections H. 1 - 9 above must be approved by Group President Gen-X Sports Group, Huffy Corporation V.P. Human Resources and Gen-X Senior V.P. Human Resources and Corporate Development.

II. Huffy Company Presidents, in lieu of financial bonus criteria otherwise specified for bonus eligible personnel in this Policy 128 and related supplements, may specify not more than two other pre-approved documented bonus measures totaling a maximum of 50% of any individual's financial bonus opportunity. Such measures must be specific and quantifiable criteria and be explicitly part of the Huffy Company's profit plan. They must be documented, including award scales, and approved by Company President and the Vice President Human Resources prior to the beginning of the award year for which they are applicable.

III. AWARD SCALES(1)

 For Huffy Company Participants,
Company Specific HRC Participants
 Huffy Company Working Capital,          % of Targeted
   EBIT and Cash Flow vs. Plan          Award Earned(2)
---------------------------------       ---------------
   Under 90%                                -0-
         90% Threshold                      50
         95%                                75
        100% Target                        100
        105%                               133(1/3)
        110%                               166(2/3)
        115% Maximum                       200

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

For Corporate and HRC Participants
  Corporate Working Capital, EPS         % of Targeted
      and Cash Flow vs. Plan            Award Earned(2)
----------------------------------      ---------------
   Under 85%                                -0-
         85% Threshold                       25
         90%                                 50
         95%                                 75
        100% Target                         100
        110%                                150
        120% Maximum                        200

     (1) The scales are sliding. When actual performance falls between the points on the scale, it will be interpolated to the nearest 1/10th of 1% to determine the award level.

     (2) Percent of targeted award earned is used as a multiple of incentive target which varies by employee group. Refer to Section I.

IV.  POSITIONS COVERED

     A.   Corporate Officers

          Chairman, President and CEO
          Vice President - Finance, CFO and Treasurer
          Vice President - Controller
          Vice President - General Counsel and Secretary
          Vice President - Human Resources (Non-Officer)

     B.   Group Presidents

          Group President and General Manager - Huffy Sports Group Group President and General Manager - Gen-X Sports Group

     C.   Huffy Company Presidents

          President and General Manager - HBC
          President and General Manager - HSC
          President and General Manager - HSF
          President, Golf, Global Licensing and Corporate Marketing

     D.   Corporate Staff Positions

          Associate General Counsel
          Assistant Treasurer and Manager of Investor Relations

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

     E.   Huffy Company Staffs

          -    HBC

               V.P. Asset Management
               V.P. Operations
               V.P. Sales & Marketing

          -    HSC

               V.P. Worldwide Sourcing
               V.P. Operations
               V.P. Sales & Marketing
               V.P. Product Engineering & Quality Assurance

          -    HSF (excluding CRS)

               V.P. Operations
               V.P. Sales
               V.P. Human Resources and Business Resource Planning V.P. Administration and Senior Counsel

               Note:  See Vice President & Group Controller under Section F.
                      below

          -    Gen-X
               CFO

               Sr. V.P. OPP (Division Specific)
               Sr. V.P. Golf (Division Specific)
               Sr. V.P. Active Sports (Division Specific)

               COO

               V.P. Product (Division Specific)
               V.P. HR and Corporate Development
               Managing Director (International)
               Sr. V.P. OPP & Volant (Division Specific)
               V.P. Hockey (Division Specific)

     F.   HRC Staff Positions

          Corporate Director Finance
          Corporate Manager Credit
          Vice President & Group Controller

          Note: Vice President & Group Controller incentive opportunity split
                50% HSF Staff, 50% HRC Staff due to I.T. responsibility. Personal Objective eligibility split based on I.T.
                (Corp.) vs. HSF objectives.

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

     G.   HRC Company Specific Participants
          Director Finance at HBC, HSC
          HSF Payroll and Billing Personnel
          HSF Employee Benefits Personnel
          HSF Employment Personnel
          HSC Sussex-based Finance, IT and Human Resource Personnel Others as Approved by Company Presidents, V.P. Human Resources

     H.   Exempt Salaried Employees (see IV.J. for Gen-X)
          Corporate
          HBC
          HSC
          HSF(excluding CRS)
          HRC

          Note: (HBC Employee Health and Welfare Manager Incentive opportunity split 50% HBC exempt, 50% HRC exempt)

     I.   Non-Exempt Salaried Employees (see IV.J. for Gen-X)
          Corporate
          HBC
          HSC
          HSF(excluding CRS)
          HRC

     J.   Gen-X Employees
          Management
          Management Support
          Division and Corporate Support
          Operational, Administrative Support

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

V.   INDIVIDUAL PERSONAL OBJECTIVES
     *See D.6 below.

                                                  Incentive Opportunity as a % of
                                                         Actual Base Salary
                                                         ------------------
                  Position                                  Maximum Bonus
-----------------------------------------------   -------------------------------
A.  Chairman, President & CEO                                      N/A

B.  Corporate Officers, Huffy
    Company Presidents, Vice
    President HR, Group Presidents                                12.0%

C.  Gen-X, HBC, HSC, HSF (excluding
    CRS) Staff, HRC Staff, Corporate Staff                        10.0%
    (Note: Includes HBC Director Finance)
    (Note:  See Section IV.F. Vice President &
     Group Controller)

     D. For those individuals who have a portion of their incentive measured on achievement of individual personal objectives, the following implementation procedure will be used:

          1. Each individual will develop calendar year objectives supporting the business and supervisor's objectives.

          2.   These objectives should have the following characteristics:

               a) Objectives should be specific, measurable, meaningful, agreed to, realistic and time phased. (A project need not be completed in the calendar year if the objective defines a specific status in the project by calendar year end.)

               b)   Participants shall develop 6 to 10 objectives.

               c) A "degree of difficulty" is to be assigned to each objective, in total equaling 100.

          3. The personal objectives and degrees of difficulty shall be jointly reviewed by the individual and his/her supervisor and agreement reached on the parameters outlined above. It is the supervisor's responsibility to ensure that there is consistency in the objectives and "degree of difficulty" among all his/her subordinates. (A minimum one over one approval is required.)

          4. The personal objectives for each year will be developed by December 31 of the previous year and the results will be evaluated by January 15 of the following year. Objectives and results for all staff level employees will be submitted by Company Presidents and Corporate Officers to Chairman, Chief Executive Officer and President by the dates indicated, for approval.

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

         5. Each individual shall be informed by his/her supervisor of his/her final results after all above approvals have been secured.

         6. Payments for personal objectives results are conditioned upon the following criteria:

                                                                 Payment for Results of
                        Criteria                                   Personal Objectives
-----------------------------------------------------   --------------------------------------
a. Corporate, HRC

   Corporate E.P.S. less than 75% of Target             None
   E.P.S. for Corporate bonus purposes

   Corporate E.P.S. at least 75%, but less              Up to 50% of calculated maximum bonus
   than 90%, of Target E.P.S. for Corporate
   bonus purposes

   Corporate E.P.S. 90% or greater of                   Up to 100% of calculated maximum
   Target for Corporate bonus purposes                  bonus

b. Huffy Companies

   Huffy Company EBIT less than 75% of approved Huffy   None
   Company Profit Plan

   Huffy Company EBIT at least 75%, but                 Up to 50% of calculated maximum bonus
   less than 90%, of approved Huffy
   Company Profit Plan

   Huffy Company EBIT 90% or greater of                 Up to 100% of calculated maximum
   approved Huffy Company Profit Plan                   bonus

VI.  IMPLEMENTATION

     A.   Eligibility

          All covered salaried employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for full year incentive opportunity.

          1.   New Hires: Employees starting after the first business day of the calendar year shall be eligible for the percentage of annual incentive opportunity shown below:

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

                        Percentage of Annual
    Hire Date          Incentive Opportunity *
------------------     -----------------------
During 1st Quarter              75%
During 2nd Quarter              50%
During 3rd Quarter              25%
During 4th Quarter               0%

* For eligible non-exempt salaried employees, incentive opportunity will be based on actual base salary plus earned overtime during their full quarter(s) of employment.

     2. Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:

                                        Calculation Based on Actual Base Salary
                                        ---------------------------------------
                                        Old Opp. Level           New Opp. Level
                                        --------------           --------------
Transferred, Promoted or Demoted
    During 1st Quarter                         25%                     75%
    During 2nd Quarter                         50%                     50%
    During 3rd Quarter                         75%                     25%
    During 4th  Quarter                       100%                      0%

          Note: An employee promoted from a position not eligible for incentive opportunity to a position eligible for incentive opportunity will be eligible only for those quarters in which they held incentive eligible positions.

     3. Terminations: To be eligible to receive the Performance Incentive Plan payment for a calendar year, an employee must have been on the active payroll on December 31st of the calendar year for which the Performance Incentive payment is made.

     4. Death or Retirement: Employees who retired or died during or after the calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive payment on basis of the following percentage of full incentive opportunity: retired or died during the calendar year in 1st Qtr - 25%; 2nd Qtr - 50%; 3rd Qtr - 75%; during or after 4th Qtr - 100%.

          Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.

          Exception to the eligibility requirements must be approved by the Chairman, Chief Executive Officer and President.

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

          In the event of a major restructuring, Profit Plan goals will be modified to reflect the impact of the restructure adjustments; Performance Incentive Plan goals will not be modified, but will be measured on the pre-restructure Profit Plan.

B.   Payment        Except as otherwise specifically provided by this Policy 128 or its Supplement, payment for Performance Incentive shall generally be annual, and shall generally occur in the first quarter of each year for the prior calendar year's results.
                    No payment under this Policy 128 may be made prior to the Board Compensation Committee's approval of awards.

C.   Calculations   All incentive calculations will be rounded up to the nearest
                    $1.00 increment, provided employee is eligible for incentive and such incentive is approved.

D.   Definitions

     Eligible - Full-time employees only.

     Active payroll is defined as receiving salary (excluding severance payments), as recorded on the Federal W-2 form, from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving salary (excluding severance payments), as defined above, are not considered on the active payroll.

     Working Capital - Volume Adjusted Working Capital = Twelve month rolling average Accounts Receivable (net) plus 12 month rolling average inventory
     (net); Less 12 month rolling average Accounts Payable, divided by last 12 months net sales.

     E.P.S. - Earnings per common share from continuing operations.

     EBIT - Earnings before interest, taxes and corporate expense allocations.

     Cash Flow - Cash Flow from operations, less capital expenditures, as approved by the Board of Directors in their review of the annual Profit Plan. The approved Profit Plan Cash Flow is to be adjusted after the beginning of the new year to reflect the actual prior year ending balance sheet.

     Actual Base Salary - Employee's actual base salary as of December 31 of the calendar year for which incentive is calculated or at time of transfer, promotion, or demotion to a different Performance Incentive Opportunity level. For non-exempt salaried participants, actual overtime paid will also be included.

SUBJECT: PERFORMANCE INCENTIVE PLAN - 2003 - REVISED

Interpretation and Exceptions

Interpretation and exceptions to this policy will be the responsibility of the Vice President Human Resources. Any exceptions to this policy must be approved by the Chairman, President and Chief Executive Officer.

______________________________         _______________________________________
Vice President Human Resources         Chairman, President and Chief Executive
                                       Officer

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